AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 9, 2006

                                                     REGISTRATION NO. 333-134063

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------


                               AMENDMENT NO. 2 TO
                                    FORM SB-2


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           U.S. HELICOPTER CORPORATION

                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)

    DELAWARE                           4512                     27-0096927
 (STATE OR OTHER                 (PRIMARY STANDARD             (IRS EMPLOYER
 JURISDICTION OF             INDUSTRIAL CLASSIFICATION       IDENTIFICATION NO.)
INCORPORATION OR                   CODE NUMBER)
  ORGANIZATION)

                               6 EAST RIVER PIERS
                                    SUITE 216
                           DOWNTOWN MANHATTAN HELIPORT
                               NEW YORK, NY 10004
                                 (212) 248-2002
          (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)

                               6 EAST RIVER PIERS
                                    SUITE 216
                           DOWNTOWN MANHATTAN HELIPORT
                               NEW YORK, NY 10004
                                 (212) 248-2002
                   (ADDRESS OF PRINCIPAL PLACE OF BUSINESS OR
                      INTENDED PRINCIPAL PLACE OF BUSINESS)

                                   COPIES TO:

JOHN G. MURPHY                                         THOMAS P. GALLAGHER, ESQ.
PRESIDENT AND CHIEF EXECUTIVE OFFICER                       JOHN K. BUTLER, ESQ.
U.S. HELICOPTER CORPORATION                           JONATHAN M. GRISCHUK, ESQ.
6 EAST RIVER PIERS                                    GALLAGHER, BRIODY & BUTLER
SUITE 216                                            PRINCETON FORRESTAL VILLAGE
DOWNTOWN MANHATTAN HELIPORT                                155 VILLAGE BOULEVARD
NEW YORK, NY 10004                                           PRINCETON, NJ 08540
(212) 248-2002                                                    (609) 452-6000
(NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                                 ---------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

IF ANY OF THE SECURITIES BEING REGISTERED ON THIS FORM ARE TO BE OFFERED ON A DELAYED OR CONTINUOUS BASIS PURSUANT TO RULE 415 UNDER THE SECURITIES ACT OF 1933, OTHER THAN SECURITIES OFFERED ONLY IN CONNECTION WITH DIVIDEND OR INTEREST REINVESTMENT PLANS, CHECK THE FOLLOWING BOX. |X|

IF THIS FORM IS FILED TO REGISTER ADDITIONAL SECURITIES FOR AN OFFERING PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT, CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING. |_|

IF THIS FORM IS A POST-EFFECTIVE AMENDMENT FILED PURSUANT TO RULE 462(C) UNDER THE SECURITIES ACT, CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING. |_|

IF DELIVERY OF THE PROSPECTUS IS EXPECTED TO BE MADE PURSUANT TO RULE 434, CHECK THE FOLLOWING BOX. |_|



      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

ITEM 27. EXHIBITS

(a) Exhibits. The following Exhibits are filed as part of this prospectus or incorporated herein by reference:


EXHIBIT NO.                  DOCUMENT DESCRIPTION                       LOCATION
--------------------------------------------------------------------------------
3.1         Certificate of Incorporation                                     (1)

3.2         Certificate of Amendment to Certificate of Incorporation         (1)

3.3         Certificate of Designation                                       (1)

3.4         Amended & Restated Bylaws                                        (2)

4.1         Specimen of Common Stock Certificate                             (1)

4.2         Specimen of Series A Preferred Stock Certificate                 (1)

4.3         Form of Common Stock Purchase Warrant                            (1)

4.4         Form of Common Stock Purchase Warrant                            (1)


5.0         Legal Opinion of Gallagher, Briody & Butler                      (8)


10.1        Amended and Restated Standby Equity Distribution Agreement       (1)
            between U.S. Helicopter Corporation and Cornell Capital
            Partners, LP

10.2        Registration Rights Agreement between U.S. Helicopter            (1)
            Corporation and Cornell Capital Partners, LP

10.3        Escrow Agreement between U.S. Helicopter Corporation and         (1)
            Butler, Gonzalez, LLP

10.4        Placement Agent Agreement between U.S. Helicopter                (1)
            Corporation and Newbridge Securities Corporation

10.5        Securities Purchase Agreement between U.S. Helicopter            (1)
            Corporation and Cornell Capital Partners, LP

10.6        5% Secured Convertible Debenture in the principal amount         (1)
            of $1,000,000


10.7        Amended and Restated Security Agreement between U.S.
            Helicopter Corporation and Cornell Capital Partners, LP          (6)


10.8        Investor Registration Rights Agreement between U.S.              (1)
            Helicopter Corporation and Cornell Capital Partners, LP

10.9        Escrow Agreement between U.S. Helicopter Corporation and         (1)
            Butler, Gonzalez, LLP

10.10       Lock-Up Agreement between U.S. Helicopter Corporation and        (1)
            John G. Murphy

10.11       Lock-Up Agreement between U.S. Helicopter Corporation and        (1)
            Gabriel Roberts

10.12       Lock-Up Agreement between U.S. Helicopter Corporation and        (1)
            Rue Reynolds

10.13       Lock-Up Agreement between U.S. Helicopter Corporation and        (1)
            Clinton L. Pagano

10.14       Lock-Up Agreement between U.S. Helicopter Corporation and        (1)
            George J. Mehm, Jr.

10.15       Lock-Up Agreement between U.S. Helicopter Corporation and        (1)
            Donal McSullivan

10.16       Stock Subscription Agreement between U.S. Helicopter             (1)
            Corporation and John G. Murphy

10.17       Stock Subscription Agreement between U.S. Helicopter             (1)
            Corporation and Gabriel Roberts

10.18       Stock Subscription Agreement between U.S. Helicopter             (1)
            Corporation and Rue Reynolds

10.19       Stock Subscription Agreement between U.S. Helicopter             (1)
            Corporation and John Capozzi

10.20       Stock Subscription Agreement between U.S. Helicopter             (1)
            Corporation and Donal McSullivan

10.21       Stock Subscription Agreement between U.S. Helicopter             (1)
            Corporation and George J. Mehm, Jr.

10.22       Stock Subscription Agreement between U.S. Helicopter             (1)
            Corporation and Gallagher, Briody & Butler

10.23       Stock Subscription Agreement between U.S. Helicopter             (1)
            Corporation and Clinton L. Pagano

10.24       Stock Subscription Agreement between U.S. Helicopter             (1)
            Corporation and 3B Group, Inc.

10.25       Employment Agreement between U.S. Helicopter Corporation         (3)
            and John G. Murphy

10.26       Employment Agreement between U.S. Helicopter Corporation         (3)
            and George J. Mehm, Jr.

10.27       Employment Agreement between U.S. Helicopter Corporation         (3)
            and Donal McSullivan

10.28       Employment Agreement between U.S. Helicopter Corporation         (3)
            and Gabriel Roberts

10.29       Employment Agreement between U.S. Helicopter Corporation         (1)
            and Terence O. Dennison

10.30       Employment Agreement between U.S. Helicopter Corporation         (1)
            and Sandy Goldstein

10.31       Consulting Agreement between U.S. Helicopter Corporation         (1)
            and Phoenix Ventures, LLC

10.32       Marketing Services Agreement among U.S. Helicopter               (1)
            Corporation, JMC Marketing Services LLC and Donal
            McSullivan

10.33       Lease between U.S. Helicopter Corporation and City of            (1)
            Bridgeport, Connecticut

10.34       Agreement between U.S. Helicopter Corporation and the Port       (1)
            Authority of New York and New Jersey

10.35       U.S. Helicopter Corporation Stockholders Agreement               (1)

10.36       U.S. Helicopter Corporation 2004 Stock Incentive Plan            (1)

10.37       Placement Agent Agreement between U.S. Helicopter                (1)
            Corporation and North Coast Securities Corporation

10.38       Employment Agreement between U.S. Helicopter Corporation         (1)
            and John W. Galligan

10.39       Financial Advisory and Investment Banking Agreement              (1)
            between U.S. Helicopter Corporation and North Coast
            Securities Corporation

10.40       Securities Purchase Agreement dated August 23, 2005              (4)
            between U.S. Helicopter Corporation and Cornell Capital
            Partners, LP

10.41       5% Secured Convertible Debenture in the Principal Amount         (4)
            of $220,000

10.42       Investor Registration Rights Agreement dated August 23,          (4)
            2005 between U.S. Helicopter Corporation and Cornell
            Capital Partners, LP

10.43       Escrow Agreement between U.S. Helicopter Corporation and         (4)
            David Gonzalez, Esq.

10.44       Letter Amendment to Investor Registration Rights Agreement       (5)
            between U.S. Helicopter Corporation and Cornell Capital
            Partners, LP


10.45       Helicopter Lease Agreement dated as of November 1, 2005          (7)


10.46       Employment Agreement between U.S. Helicopter Corporation         (2)
            and John Fagan dated September 16, 2005

10.47       Convertible Note Purchase Agreement dated October 26, 2005       (2)
            between U.S. Helicopter Corporation and Portfolio Lenders
            II, LLC

10.48       Convertible Promissory Note in the amount of $250,000            (2)
            dated October 26, 2005 payable to Portfolio Lenders II,
            LLC

10.49       Warrant to Purchase up to 100,000 shares of Common Stock         (2)
            issued to Portfolio Lenders II, LLC

10.50       Common Stock Purchase Agreement dated October 26, 2005           (2)
            between U.S. Helicopter Corporation and International
            Financial Advisors, K.S.C. (exhibits and schedules omitted)

10.51       Warrant to Purchase up to 750,000 shares of Common Stock         (2)
            issued to International Financial Advisors, K.S.C.

10.52       Common Stock Purchase Agreement dated October 26, 2005           (2)
            between U.S. Helicopter Corporation and Ahmad Abdulwahab
            Al-Nakib (exhibits and schedules omitted)

10.53       Common Stock Purchase Agreement dated October 26, 2005           (2)
            between U.S. Helicopter Corporation and Abdulwahab A.
            Al-Nakib (exhibits and schedules omitted)

10.54       Common Stock Purchase Agreement dated October 26, 2005           (2)
            between U.S. Helicopter Corporation and Peter Londa
            (exhibits and schedules omitted)

10.55       Common Stock Purchase Agreement dated October 26, 2005           (2)
            between U.S. Helicopter Corporation and Khaled Magdy
            El-Marsafy (exhibits and schedules omitted)

10.56       Common Stock Purchase Agreement dated October 26, 2005           (2)
            between U.S. Helicopter Corporation and Samama Global
            Corporation (exhibits and schedules omitted)

10.57       Securities Purchase Agreement dated March 31, 2006 between       (6)
            U.S. Helicopter Corporation and Cornell Capital Partners,
            LP (exhibits and schedules omitted)

10.58       8% Secured Convertible Debenture in the Principal Amount         (6)
            of $6,000,000

10.59       Investor Registration Rights Agreement dated March 31,           (6)
            2006 between U.S. Helicopter Corporation and Cornell
            Capital Partners, LP

10.60       Lock-Up Agreement dated March 31, 2006 between U.S.              (6)
            Helicopter Corporation and Donal McSullivan

10.61       Lock-Up Agreement dated March 31, 2006 between U.S.              (6)
            Helicopter Corporation and Terence O. Dennison

10.62       Lock-Up Agreement dated March 31, 2006 between U.S.              (6)
            Helicopter Corporation and John G. Murphy

10.63       Lock-Up Agreement dated March 31, 2006 between U.S.              (6)
            Helicopter Corporation and George J. Mehm, Jr.

10.64       Lock-Up Agreement dated March 31, 2006 between U.S.              (6)
            Helicopter Corporation and Gabriel S. Roberts

10.65       Warrant CCP-01 to Purchase up to 1,250,000 shares of             (6)
            Common Stock issued to Cornell Capital Partners, LP

10.66       Warrant CCP-02 to Purchase up to 1,250,000 shares of             (6)
            Common Stock issued to Cornell Capital Partners, LP

10.67       Warrant CCP-03 to Purchase up to 1,250,000 shares of             (6)
            Common Stock issued to Cornell Capital Partners, LP

10.68       Warrant CCP-04 to Purchase up to 1,250,000 shares of             (6)
            Common Stock issued to Cornell Capital Partners, LP

10.69       Warrant CCP-05 to Purchase up to 150,000 shares of Common        (6)
            Stock issued to Cornell Capital Partners, LP

10.70       Consulting Agreement dated as of March 1, 2006 between           (6)
            U.S. Helicopter Corporation and IGAS Enterprises, LLC

10.71       Financial Advisory and Investment Banking Agreement dated        (6)
            as of April 1, 2006 between U.S. Helicopter Corporation and North Coast Securities Corporation

10.72       Form of Restricted Stock Award                                   (6)



23.1        Consent of Moore Stephens, PC                                    (8)


+     Exhibit filed herewith.
(1) Incorporated herein by reference to U.S. Helicopter's Registration Statement on Form SB-2 dated April 22, 2005.

(2) Incorporated herein by reference to U.S. Helicopter's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005 as filed with the SEC on November 14, 2005.

(3) Incorporated herein by reference to U.S. Helicopter's Amendment No. 1 to Registration Statement on Form SB-2 dated June 27, 2005.
(4) Incorporated herein by reference to U.S. Helicopter's Amendment No. 4 to Registration Statement on Form SB-2 dated August 31, 2005.
(5) Incorporated herein by reference to U.S. Helicopter's Amendment No. 5 to Registration Statement on Form SB-2 dated September 2, 2005.
(6) Incorporated herein by reference to U.S. Helicopter's Registration Statement on Form SB-2 dated May 12, 2006.

(7) Incorporated herein by reference to Amendment No. 1 to U.S. Helicopter's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005 as filed with the SEC on June 9, 2006.
(8) Incorporated herein by reference to U.S. Helicopter's Amendment No. 1 to Registration Statement on Form SB-2 dated June 9, 2006.

                                   SIGNATURES


      In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and authorized this registration statement to be signed on its behalf by the undersigned, in New York, New York, on June 9, 2006.


                                U.S. HELICOPTER CORPORATION


                                By: /s/ John G. Murphy
                                    -------------------------------------
                                    John G. Murphy
                                    Chief Executive Officer and President
                                    (Principal Executive Officer)


                                By: /s/ George J. Mehm, Jr.
                                    -------------------------------------
                                    George J. Mehm, Jr.
                                    Chief Financial Officer, Senior Vice
                                    President and Treasurer
                                    (Principal Financial and Accounting Officer)

                                POWER OF ATTORNEY

      In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates stated.

      Each person, in so signing, also makes, constitutes and appoints John G. Murphy or George J. Mehm, Jr. his true and lawful attorney-in-fact, in his name, place and stead to execute and cause to be filed with the Securities and Exchange Commission any or all amendments (including post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, and to do and perform each and every act and thing necessary to effectuate the same.




      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below on the 9th day of June, 2006 by the following persons in the capacities indicated.



SIGNATURE                                 TITLE
---------                                 -----


/s/ Dean C. Borgman*                      Chairman of the Board
-------------------
Dean C. Borgman


/s/ John G. Murphy                        Chief Executive Officer, President
------------------                        and Director
John G. Murphy


/s/ Col. Clinton L. Pagano, Sr. (Ret.)*   Director
--------------------------------------
Col. Clinton L. Pagano, Sr. (Ret.)


/s/ John Capozzi*                         Director
----------------
John Capozzi


/s/ Christopher D. Brady*                 Director
------------------------
Christopher D. Brady


/s/ Edward J. Sherman*                    Director
---------------------
Edward J. Sherman


/s/ George A. Fechter*                     Director
------------------------
George A. Fechter



----------
*     By John G. Murphy as attorney-in-fact.